Quarterly Holdings Report
for
Fidelity SAI Sustainable Emerging Markets Equity Fund
July 31, 2022

Offered exclusively to certain clients of the Adviser, or its affiliates, including Strategic Advisers LLC (Strategic Advisers) - not available for sale to the general public. Fidelity® SAI is a product name of Fidelity® funds dedicated to certain programs affiliated with Strategic Advisers.
ESP-NPRT3-0922
1.9905640.100
Common Stocks - 84.6%
	Shares	Value ($)
Bermuda - 0.9%
Credicorp Ltd. (United States)	75	9,705
Kunlun Energy Co. Ltd.	8,165	6,012
TOTAL BERMUDA		15,717
Brazil - 3.4%
Banco do Brasil SA	1,572	10,928
Hypera SA	451	3,712
Localiza Rent A Car SA	2,244	24,985
Natura & Co. Holding SA (a)	3,522	10,605
Suzano Papel e Celulose SA	1,348	12,581
TOTAL BRAZIL		62,811
Cayman Islands - 21.6%
Alibaba Group Holding Ltd. sponsored ADR (a)	601	53,711
Bilibili, Inc. ADR (a)	708	17,304
JD.com, Inc. sponsored ADR	512	30,464
Li Ning Co. Ltd.	1,211	9,812
Meituan Class B (a)(b)	1,987	44,575
NetEase, Inc. ADR	249	23,152
Parade Technologies Ltd.	117	4,392
Pinduoduo, Inc. ADR (a)	325	15,928
Sea Ltd. ADR (a)	152	11,601
Shenzhou International Group Holdings Ltd.	508	5,343
Silergy Corp.	969	18,076
Tencent Holdings Ltd.	1,800	69,568
Trip.com Group Ltd. ADR (a)	1,139	29,363
Wuxi Biologics (Cayman), Inc. (a)(b)	3,964	37,944
XP, Inc. Class A (a)	447	9,432
XPeng, Inc. ADR (a)	222	5,423
Zai Lab Ltd. ADR (a)	261	10,578
TOTAL CAYMAN ISLANDS		396,666
China - 8.2%
China Construction Bank Corp. (H Shares)	63,961	40,846
China Merchants Bank Co. Ltd. (H Shares)	1,742	9,409
Haier Smart Home Co. Ltd.	1,577	5,047
Kweichow Moutai Co. Ltd. (A Shares)	43	12,103
Pharmaron Beijing Co. Ltd. (H Shares) (b)	931	7,584
Ping An Insurance Group Co. of China Ltd. (H Shares)	3,888	22,850
Shenzhen Mindray Bio-Medical Electronics Co. Ltd. (A Shares)	487	20,941
Sungrow Power Supply Co. Ltd. (A Shares)	235	4,326
Wuliangye Yibin Co. Ltd. (A Shares)	687	18,199
WuXi AppTec Co. Ltd. (H Shares) (b)	772	9,343
TOTAL CHINA		150,648
Hong Kong - 0.5%
China Resources Beer Holdings Co. Ltd.	1,392	9,611
Hungary - 0.8%
OTP Bank PLC	131	2,688
Richter Gedeon PLC	628	12,816
TOTAL HUNGARY		15,504
India - 8.2%
Axis Bank Ltd. GDR (Reg. S) (a)	138	6,334
HDFC Bank Ltd. sponsored ADR	810	50,868
ICICI Bank Ltd. sponsored ADR	969	20,136
Infosys Ltd. sponsored ADR	1,328	25,883
Reliance Industries Ltd. sponsored GDR (b)	747	47,136
TOTAL INDIA		150,357
Indonesia - 4.9%
PT Avia Avian Tbk	117,344	6,798
PT Bank Central Asia Tbk	59,868	29,770
PT Bank Mandiri (Persero) Tbk	34,726	19,438
PT Bank Rakyat Indonesia (Persero) Tbk	33,157	9,788
PT Telkom Indonesia Persero Tbk	82,043	23,433
TOTAL INDONESIA		89,227
Korea (South) - 11.9%
Db Insurance Co. Ltd.	107	4,961
Hansol Chemical Co. Ltd.	60	10,121
Hyundai Fire & Marine Insurance Co. Ltd.	296	7,449
LG Chemical Ltd.	68	31,553
LG Energy Solution (a)	13	4,223
NAVER Corp.	119	23,716
POSCO	153	28,467
Samsung Electronics Co. Ltd.	1,239	58,429
Shinhan Financial Group Co. Ltd.	171	4,692
SK Hynix, Inc.	390	29,372
Woori Financial Group, Inc. ADR	607	16,784
TOTAL KOREA (SOUTH)		219,767
Malaysia - 0.3%
Press Metal Bhd	4,981	5,451
Mexico - 3.4%
Grupo Aeroportuario del Sureste S.A.B. de CV Series B	364	6,857
Grupo Aeroportuario Norte S.A.B. de CV	1,165	7,096
Grupo Financiero Banorte S.A.B. de CV Series O	1,493	8,495
Grupo Mexico SA de CV Series B	1,427	5,642
Wal-Mart de Mexico SA de CV Series V	9,664	35,005
TOTAL MEXICO		63,095
Philippines - 0.9%
Ayala Land, Inc.	37,446	17,114
South Africa - 3.2%
Absa Group Ltd.	1,031	10,547
Capitec Bank Holdings Ltd.	48	5,753
Impala Platinum Holdings Ltd.	856	9,491
MTN Group Ltd.	1,405	11,758
Naspers Ltd. Class N	154	21,758
TOTAL SOUTH AFRICA		59,307
Taiwan - 14.1%
E.SUN Financial Holdings Co. Ltd.	26,089	23,971
eMemory Technology, Inc.	413	16,365
Hon Hai Precision Industry Co. Ltd. (Foxconn) GDR (Reg. S)	3,157	22,730
MediaTek, Inc.	1,019	23,402
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	1,799	159,179
Unimicron Technology Corp.	2,436	12,953
TOTAL TAIWAN		258,600
Thailand - 1.7%
CP ALL PCL (For. Reg.)	12,234	20,554
SCB X PCL (For. Reg.)	2,122	5,940
Thai Beverage PCL	11,344	5,305
TOTAL THAILAND		31,799
United States of America - 0.6%
Li Auto, Inc. ADR (a)	325	10,673
TOTAL COMMON STOCKS (Cost $1,703,335)		1,556,347

Nonconvertible Preferred Stocks - 1.2%
	Shares	Value ($)
Brazil - 1.2%
Itau Unibanco Holding SA (Cost $26,811)	4,778	21,812

Investment Companies - 4.8%
	Shares	Value ($)
United States of America - 4.8%
iShares MSCI Emerging Markets Index ETF	700	27,972
iShares MSCI India ETF	1,400	59,745

TOTAL INVESTMENT COMPANIES (Cost $91,949)		87,717

Government Obligations - 0.5%
	Principal Amount (c)	Value ($)
United States of America - 0.5%
U.S. Treasury Bills, yield at date of purchase 0.96% 8/11/22 (d) (Cost $9,997)	10,000	9,994

Money Market Funds - 7.9%
	Shares	Value ($)
Fidelity Cash Central Fund 2.01% (e) (Cost $145,292)	145,262	145,292

TOTAL INVESTMENT IN SECURITIES - 99.0% (Cost $1,977,384)	1,821,162
NET OTHER ASSETS (LIABILITIES) - 1.0%	17,931
NET ASSETS - 100.0%	1,839,093

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Index Contracts
ICE E-mini MSCI Emerging Markets Index Contracts (United States)	2	Sep 2022	99,850	337	337

The notional amount of futures purchased as a percentage of Net Assets is 5.4%

Security Type Abbreviations
ETF	-	EXCHANGE-TRADED FUND

Categorizations in Schedule of Investments are based on country or territory of incorporation.

Legend

(a)	Non-income producing
(b)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $146,582 or 8.0% of net assets.

(c)	Amount is stated in United States dollars unless otherwise noted.
(d)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $9,994.
(e)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	%ownership, end of period
Fidelity Cash Central Fund 2.01%	-	2,144,264	1,998,972	451	-	-	145,292	0.0%
Total	-	2,144,264	1,998,972	451	-	-	145,292

Amounts in the income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Security transactions are accounted for as of trade date. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For any foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Government Obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Exchange-Traded Funds (ETFs) and Exchange-Traded Notes (ETNs) are valued at their last sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs and ETNs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs and ETNs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Equity Risk - Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the stock market.

Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus.

Third party trademarks and service marks are the property of their respective owners. All other trademarks and service marks are the property of FMR LLC or an affiliate.